                                                                 Exhibit 10.8(g)
                                                                 EXECUTION

                          LIMITED WAIVER AND CONSENT

                            Dated as of May 4, 2001


HealthPlan Services Corporation
3501 Frontage Road
Tampa, Florida   33607
Attention:  Phillip S. Dingle, President & Chief Operating Officer


Ladies and Gentlemen:

          Reference is made to: (i) that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 among HealthPlan Services Corporation, a Delaware corporation (the "Borrower"), the lenders referred to therein (the "Lenders") and First Union National Bank ("First Union"), as administrative agent (the "Administrative Agent") (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver thereto dated as of December 8, 2000, the First Amendment and Limited Waiver and Consent thereto dated as of March 29, 2001, the Second Amendment and Limited Waiver and Consent thereto dated as of April 16, 2001, the Limited Waiver and Consent thereto dated as of April 30, 2001 and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"); and (ii) that certain Security and Second Amended and Restated Pledge Agreement dated as of June 8, 2000 (as heretofore amended, modified, restated or supplemented from time to time, the "Security and Pledge Agreement"), among the Borrower, the Subsidiary Guarantors party thereto and First Union, as administrative agent for and representative of (in such capacity, the "Secured Party") the Lenders. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement or the Security and Pledge Agreement, as applicable.

          The Borrower has informed the Administrative Agent and Lenders that the Borrower, as sole stockholder of HPSI, and the following wholly owned subsidiaries of HPSI, American Benefit Plan Administrators, a California corporation ("ABPA"), Southern Nevada Administrators, Inc., a Nevada corporation ("SNA"), Montgomery Management Corporation, a Pennsylvania corporation ("MMC"), ProHealth, Inc., a Delaware corporation ("PHI"), HealthPlan Services Insurance Agency of Illinois, Inc., an Illinois corporation ("HPSIA Ill"), Group Benefit Administrators Insurance Agency, Inc., a Massachusetts corporation ("GBAIA"), and HealthPlan Services Insurance Agency, Inc., a Massachusetts corporation ("HPSIA" and together with HPSI, MMC, ABPA, SNA, PHI, GBAIA and HPSIA Ill., the "Companies"), have entered into a Stock Purchase Agreement dated as of April 1, 2001 (as amended, restated or supplemented from time to time, the "Stock Purchase Agreement") with HealthPlan Holdings, Inc., a Delaware corporation as purchaser ("Purchaser"), pursuant to which the Borrower has agreed to sell to Purchaser all of the issued and outstanding shares of capital stock of HPSI (the "Subject Assets"). The Borrower has requested that Required Lenders waive the restrictions contained in Sections 8.2(a) and 10.6 of the Credit Agreement to the extent necessary to permit the sale of the Subject Assets (the "Subject Asset Sale") and consent to the release of the Liens created by the Security and Pledge Agreement on the Subject Assets pursuant to the terms thereof.

          Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive compliance with Sections 8.2(a) and 10.6 of the Credit Agreement solely to the extent necessary to permit the Borrower to consummate the Subject Asset Sale pursuant to the terms of the Stock Purchase Agreement; provided that on or prior to the consummation of the
                          --------
Subject Asset Sale, the Administrative Agent shall have received (i) an Officer's Certificate dated as of the date of the Closing under the Stock Purchase Agreement, duly executed by HPSI certifying evidence satisfactory to the Administrative Agent that HPSI has contributed the capital stock of each of HPS of Louisiana, Inc. (f/k/a Employee Benefit Services, Inc.) and HPS of Missouri, Inc. (f/k/a REH Agency of Missouri, Inc.) and the membership interests of HPS of Delaware LLC (f/k/a Centra HealthPlan LLC) to the Borrower, (ii) new certificates (which certificates shall be accompanied by irrevocable undated stock powers duly endorsed in blank and otherwise satisfactory in form and substance to the Administrative Agent) representing or evidencing the capital stock of HPS of Louisiana, Inc. and HPS of Missouri, Inc. and the membership interests of HPS of Delaware LLC, it being understood that concurrently with the delivery of such new certificates and instruments, the Administrative Agent is hereby authorized by the Required Lenders to return for cancellation the existing certificates representing or evidencing the capital stock or membership interests, as the case may be, of the foregoing entities and any Irrevocable Stock Power executed by HPSI in respect of such certificates and previously delivered to the Administrative Agent and (iii) a Pledge Supplement duly executed by the Borrower with respect to the capital stock of each of HPS of Louisiana, Inc. and HPS of Missouri, Inc. and the membership interests of HPS of Delaware LLC; and provided further that none of the conditions precedent to the
                  --------
Borrower's obligation to close the Subject Asset Sale as described in Section
6.1 of the Stock Purchase Agreement shall have been waived by the Borrower except as agreed upon by the Administrative Agent in its sole discretion.

          Required Lenders hereby authorize the Administrative Agent to, (a) upon receipt of an Officer's Certificate from the Borrower by the Administrative Agent pursuant to Section 20(b) of the Security and Pledge Agreement in respect of the Subject Assets, at the Borrower's sole cost and expense and so long as Secured Party has no reason to believe that such Officer's Certificate is not true and correct, execute and deliver such releases of its security interest in and Liens on such Collateral which constitutes the Subject Assets as may be reasonably requested by the Borrower in connection with the Subject Asset Sale, including, without limitation, any UCC-3 termination statements and other full or partial release instruments, as applicable and (b) upon consummation of the Subject Asset Sale in accordance with the Stock Purchase Agreement and the provisions of this Limited Waiver and Consent, deliver to the Borrower the certificates representing all of the capital stock of each of the Companies pledged pursuant to the Security and Pledge Agreement, including any Irrevocable Stock Powers executed by the Borrower or HPSI, as the case may be, in respect of such certificates and previously delivered to the Administrative Agent.

          Notwithstanding anything contained herein to the contrary, this Limited Waiver and Consent shall cease to be of any force or effect if the Subject Asset Sale has not been consummated on or before June 15, 2001.

          Except as expressly provided in this Limited Waiver and Consent, the Credit Agreement, Security and Pledge Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. The waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Sections 8.2(a) and 10.6 of the Credit Agreement in manner and to the extent described above and nothing in this Limited Waiver and Consent shall be deemed or otherwise construed: (a) to be a waiver of, or consent to or a modification or amendment of (i) Sections 8.2(a) or 10.6 of the Credit Agreement in any other instance or (ii) any other term or condition of the Credit Agreement, the Security and Pledge Agreement or any other Loan Document; (b) to prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement, Security and Pledge Agreement or the other Loan Documents; (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement, Security and Pledge Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

          Each Subsidiary Guarantor hereby acknowledges that it has read this Limited Waiver and Consent and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver and Consent, the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty Agreement shall not be impaired or affected and the Subsidiary Guaranty Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

          By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that (i) each of the representations and warranties set forth in the Credit Agreement, Security and Pledge Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that, as of the date hereof, no Default or Event of Default has occurred and is continuing (ii) no Default or Event of Default exists under the Credit Agreement or the other Loan Documents after giving effect to the waiver contemplated in this Limited Waiver and Consent and (iii) all financial projections concerning the Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

          The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Limited Waiver and Consent, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

          This Limited Waiver and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Limited Waiver and Consent shall become effective as of the date hereof (the "Limited Waiver Effective Date") upon (i) the execution of counterparts hereof by the Borrower and the Required Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof, (ii) receipt by the Administrative Agent of the final form of the Stock Purchase Agreement which shall be in form and substance approved by the Administrative Agent with such changes thereto as may be acceptable to the Administrative Agent, (iii) receipt by the Administrative Agent of that certain Letter of Credit No. S165884 issued by First Union for the account of The New England Life Insurance Co. in the current outstanding amount of $6,000,000, which Letter of Credit shall be returned to the Administrative Agent undrawn in its entirety or if drawn upon the Administrative Agent shall have received a cash payment equal to any amount drawn on such Letter of Credit and (iv) receipt by the Administrative Agent of (A) an Officer's Certificate duly executed by the Borrower and dated as of the first day following the Closing under the Stock Purchase Agreement, in form and substance satisfactory to the Administrative Agent, certifying that the representations and warranties of the Credit Parties contained in Section 6.1(b) are true, correct and complete in all material respects as of such date and attached thereto is a true, correct and complete copy of Schedule 6.19(b) to the Credit Agreement as of such date, and (B) such other documents, agreements and instruments as the Administrative Agent may reasonably require.

          THIS LIMITED WAIVER AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.



         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]



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          IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                   FIRST UNION NATIONAL BANK,
                                   individually and as Administrative Agent


                                   By: /s/ Matthew Berk
                                      -------------------------------------.
                                      Name:  Matthew Berk
                                      Title: Authorized Officer


                                   FIRST UNION NATIONAL BANK,
                                   as Secured Party


                                   By: /s/ Matthew Berk
                                      -------------------------------------.
                                      Name:  Matthew Berk
                                      Title: Authorized Officer


                                   CREDIT LYONNAIS, NEW YORK BRANCH,
                                   as a Lender


                                   By: /s/ John-Charles Van Essche
                                       -------------------------------------.
                                       Name:  John-Charles Van Essche
                                       Title: Vice President


                                   SUNTRUST BANK, as a Lender


                                   By: /s/ Samuel M. Ballesteros
                                       -------------------------------------.
                                       Name:  Samuel M. Ballesteros
                                       Title: Director


                                   FLEET NATIONAL BANK, as a Lender


                                   By: /s/ Fred P. Lucy, II
                                       -------------------------------------.
                                       Name:  Fred P. Lucy, II
                                       Title: Vice President

                                   SOUTHTRUST BANK, as a Lender


                                   By: /s/ B. E. Dishman
                                       -------------------------------------.
                                       Name:  B. E. Dishman
                                       Title: Vice President


                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEEBANK BA "RABOBANK
                                   NEDERLAND", NEW YORK BRANCH, as a
                                   Lender


                                   By: /s/ Ian Reece
                                       -------------------------------------.
                                       Name:  Ian Reece
                                       Title: Managing Director


                                   By: /s/ John McMahon
                                       -------------------------------------.
                                       Name:  John McMahon
                                       Title: Vice President

                                   BANK OF AMERICA, N.A., as a Lender


                                   By: /s/ Joseph M. Martens
                                       -------------------------------------.
                                       Name:  Joseph M. Martens
                                       Title: Senior Vice President


                                   AMSOUTH BANK, as a Lender


                                   By: /s/ Willaim R. Hoog
                                       -------------------------------------.
                                       Name:  Willaim R. Hoog
                                       Title: Vice President


                                   HIBERNIA NATIONAL BANK, as a Lender


                                   By: /s/ Tammy Angelety
                                       -------------------------------------.
                                       Name:  Tammy Angelety
                                       Title: Vice President

                                   FIFTH THIRD BANK, CENTRAL OHIO, as a
                                   Lender


                                   By: /s/ Mark Ransom
                                      -------------------------------------.
                                      Name:  Mark Ransom
                                      Title: Vice President

                                 BORROWER:


                                 PlanVista Corporation (f/k/a Health Plan
                                 Services Corporation) as Borrower


                                 By: /s/ Phillip S. Dingle
                                    -------------------------------------.
                                    Name:  Phillip S. Dingle
                                    Title: Assistant and Chief Executive Officer


                                 OTHER CREDIT PARTIES:


                                 HEALTHPLAN SERVICES, INC.


                                 By: /s/  Phillip S. Dingle
                                    -------------------------------------.
                                    Name:  Phillip S. Dingle
                                    Title: President


                                 PLANVISTA SOLUTIONS, INC. (f/k/a
                                 NATIONAL PREFERRED PROVIDER
                                 NETWORK, INC.)


                                 By: /s/ Phillip S. Dingle
                                    -------------------------------------.
                                    Name:  Phillip S. Dingle
                                    Title: Secretary and Treasurer


                                 NATIONAL NETWORK SERVICES, INC.


                                 By: /s/ Phillip S. Dingle
                                    -------------------------------------.
                                    Name:  Phillip S. Dingle
                                    Title: Secretary and Treasurer

                                   QUALITY MEDICAL ADMINISTRATORS, INC.


                                   By: /s/ Phillip S. Dingle
                                      -------------------------------------.
                                      Name:  Phillip S. Dingle
                                      Title: Secretary and Treasurer


                                   AMERICAN BENEFIT PLAN ADMINISTRATORS, INC.


                                   By: /s/ Phillip S. Dingle
                                      -------------------------------------.
                                      Name:  Phillip S. Dingle
                                      Title: Executive Vice President and
                                             Secretary


                                   HPS OF DELAWARE LLC (f/k/a CENTRA HEALTHPLAN
                                   LLC)


                                   By: /s/ Phillip S. Dingle
                                      -------------------------------------.
                                      Name:  Phillip S. Dingle
                                      Title: President


                                   HPS OF LOUISIANA, INC. (f/k/a EMPLOYEE
                                   BENEFIT SERVICES, NC.)


                                   By: /s/ Phillip S. Dingle
                                      -------------------------------------.
                                      Name:  Phillip S. Dingle
                                      Title: President


                                   GROUP BENEFIT ADMINISTRATORS INSURANCE
                                   AGENCY, INC.


                                   By: /s/ Phillip S. Dingle
                                      -------------------------------------.
                                      Name:  Phillip S. Dingle
                                      Title: Clerk

                                   HEALTHPLAN SERVICES INSURANCE AGENCY, INC.


                                   By: /s/ Phillip S. Dingle
                                      -------------------------------------.
                                      Name:  Phillip S. Dingle
                                      Title: Clerk


                                   HEALTHPLAN SERVICES INSURANCE AGENCY OF
                                   ILLINOIS, INC.


                                   By: /s/ Phillip S. Dingle
                                      -------------------------------------.
                                      Name:  Phillip S. Dingle
                                      Title: Secretary and Treasurer


                                   MONTGOMERY MANAGEMENT CORPORATION


                                   By: /s/ Phillip S. Dingle
                                      -------------------------------------.
                                      Name:  Phillip S. Dingle
                                      Title: Secretary and Treasurer


                                   PROHEALTH, INC.


                                   By: /s/ Phillip S. Dingle
                                      -------------------------------------.
                                      Name:  Phillip S. Dingle
                                      Title: President


                                   HPS OF MISSOURI, INC. (f/k/a REH AGENCY OF
                                   MISSOURI, INC.)

                                   By: /s/ Phillip S. Dingle
                                      -------------------------------------.
                                      Name:  Phillip S. Dingle
                                      Title: Secretary and Treasurer

                                   SOUTHERN NEVADA ADMINISTRATORS, INC.


                                   By: /s/ Phillip S. Dingle
                                      -------------------------------------.
                                      Name:  Phillip S. Dingle
                                      Title: President